Mid-America Apartment Communities, Inc.	August 5, 2010	Supplemental Data S-1

COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of June 30, 2010				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	Jun 30, 2010

Dallas, TX	3,678	$211,039	7.3%	95.5%	$675.90
Jacksonville, FL	3,471	$204,542	7.1%	96.4%	$740.50
Atlanta, GA	3,253	$254,479	8.9%	96.1%	$752.06
Houston, TX	3,191	$228,193	7.9%	95.8%	$772.91
Austin, TX	2,255	$161,253	5.7%	95.6%	$774.16
Nashville, TN	1,855	$130,709	4.5%	97.1%	$743.08
Tampa, FL	1,780	$125,395	4.4%	97.4%	$847.70
Raleigh/Durham, NC	1,341	$123,794	4.3%	94.8%	$769.37
Phoenix, AZ	1,024	$116,573	4.1%	94.1%	$716.44
South Florida	480	$53,857	1.9%	97.9%	$1,247.28
Orlando, FL	288	$15,087	0.5%	97.6%	$698.63
Large Markets	22,616	$1,624,921	56.6%	96.0%	$759.08

Memphis, TN	3,581	$193,742	6.7%	96.5%	$679.85
Columbus, GA	1,509	$79,682	2.8%	97.2%	$689.71
Greenville, SC	1,396	$72,088	2.5%	94.7%	$471.25
Jackson, MS	1,241	$61,596	2.1%	95.0%	$705.73
Lexington, KY	924	$61,562	2.1%	96.2%	$700.24
Little Rock, AR	808	$44,207	1.5%	95.4%	$666.48
Savannah, GA	526	$44,807	1.6%	97.7%	$809.57
San Antonio, TX	400	$29,866	1.0%	94.0%	$856.51
All Other Secondary	10,616	$590,659	20.6%	96.6%	$687.00
Secondary Markets	21,001	$1,178,209	40.9%	94.5%	$662.52

Subtotal	43,617	$2,803,130	97.5%	95.3%	$712.59

Development and Lease-up Properties	845	$71,112	2.5%	90.2%	$862.23

Total Portfolio	44,462	$2,874,242	100.0%	96.1%	$723.14

NUMBER OF APARTMENT UNITS

	2010		2009
	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30

100% Owned Properties	43,063	42,206	42,684	41,767	41,764
Properties in Joint Ventures	1,399	1,399	920	920	626
Total Portfolio	44,462	43,605	43,604	42,687	42,390

Mid-America Apartment Communities, Inc.	August 5, 2010	Supplemental Data S-2

SAME STORE WITH BULK CABLE NETTED IN REVENUES

Dollars in thousands	Three Months Ended June 30,			Six Months Ended June 30,
			Percent			Percent
	2010	2009	Change	2010	2009	Change
Revenues
Operating	$87,201	$87,920	-0.8%	$173,059	$175,140	-1.2%
Straight-line adjustment (2)	(601)	(113)		(581)	114
Total Same Store	$86,600	$87,807	-1.4%	$172,478	$175,254	-1.6%

Expense	$36,234	$36,046	0.5%	$72,096	$71,689	0.6%

NOI
Operating	$50,967	$51,874	-1.7%	$100,963	$103,451	-2.4%
Straight-line adjustment (2)	(601)	(113)		(581)	114
Total Same Store	$50,366	$51,761	-2.7%	$100,382	$103,565	-3.1%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE

Dollars in thousands	Three Months Ended June 30,			Six Months Ended June 30,
			Percent			Percent
	2010	2009	Change	2010	2009	Change
Revenues
Operating	$89,132	$88,021	1.3%	$176,480	$175,305	0.7%
Straight-line adjustment (1)	(601)	(113)		(581)	114
Total Same Store	$88,531	$87,908	0.7%	$175,899	$175,419	0.3%

Expense	$38,165	$36,147	5.6%	$75,517	$71,854	5.1%

NOI
Operating	$50,967	$51,874	-1.7%	$100,963	$103,451	-2.4%
Straight-line adjustment (1)	(601)	(113)		(581)	114
Total Same Store	$50,366	$51,761	-2.7%	$100,382	$103,565	-3.1%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

NOI BRIDGE (Dollars in thousands)

	Three Months Ended			Six Months Ended
	Jun 30, 2010	Mar 31, 2010	Jun 30, 2009	Jun 30, 2010	Jun 30, 2009
NOI
Large same store	$25,455	$24,980	$26,632	$50,433	$53,273
Secondary same store	24,911	25,036	25,129	49,949	50,292
Total same store	50,366	50,016	51,761	100,382	103,565
Non-same store	5,728	5,761	4,159	11,489	8,106
Total NOI	56,094	55,777	55,920	111,871	111,671
Held for sale NOI included above	-	-	(343)	-	(789)
Management fee income	155	136	63	291	127
Depreciation	(24,943)	(25,080)	(23,818)	(50,023)	(47,403)
Acquisition expense	(486)	24	(107)	(462)	(109)
Property management expense	(4,479)	(4,277)	(4,503)	(8,756)	(8,744)
General and administrative expense	(3,110)	(2,811)	(2,686)	(5,921)	(5,143)
Interest and other non-property income	86	315	68	401	148
Interest expense	(13,993)	(13,891)	(14,472)	(27,884)	(28,701)
Gain (loss) on debt extinguishment	-	-	(141)	-	(138)
Amortization of deferred financing costs	(648)	(595)	(588)	(1,243)	(1,194)
Asset impairment	(1,590)	-	-	(1,590)	-
Net casualty gains (loss) and other settlement proceeds	102	527	-	629	(144)
Loss from real estate joint ventures	(298)	(276)	(156)	(574)	(352)
Discontinued operations	(2)	-	1,481	(2)	3,334
Net income attributable to noncontrolling interests	(228)	(437)	(570)	(665)	(1,276)
Net income attributable to
Mid-America Apartment Communities, Inc.	$6,660	$9,412	$10,148	$16,072	$21,287

Net Operating Income (NOI)
Net operating income represents total property revenues less total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. We believe NOI by market is a helpful tool in evaluating the operating performance within our markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Mid-America Apartment Communities, Inc.	August 5, 2010	Supplemental Data S-3

SAME STORE WITH BULK CABLE NETTED IN REVENUES Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS  As of June 30, 2010 unless otherwise noted

		Three Months Ended June 30, 2010
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,184	$6,947	$3,044	$3,903	$664.30	95.5%	94.2%	54.0%
Jacksonville, FL	2,947	$6,935	$2,811	$4,124	$746.18	96.5%	94.1%	55.6%
Atlanta, GA	2,943	$6,940	$2,969	$3,971	$742.45	95.9%	91.5%	55.6%
Houston, TX	2,646	$6,336	$2,710	$3,626	$762.80	95.6%	94.3%	65.5%
Nashville, TN	1,855	$4,460	$1,790	$2,670	$743.08	97.1%	95.1%	54.9%
Austin, TX	1,776	$4,213	$1,890	$2,323	$721.18	95.8%	93.5%	58.3%
Tampa, FL	1,120	$3,013	$1,195	$1,818	$810.41	97.8%	95.4%	45.4%
Raleigh/Durham, NC	834	$2,011	$701	$1,310	$776.48	96.2%	95.1%	48.2%
South Florida	480	$1,920	$664	$1,256	$1,247.28	97.9%	97.0%	47.1%
Phoenix, AZ	480	$964	$542	$422	$679.65	90.6%	85.0%	60.2%
Orlando, FL	288	$621	$249	$372	$698.63	97.6%	90.0%	50.7%
Subtotal	18,553	$44,360	$18,565	$25,795	$746.95	96.1%	93.7%	55.8%

Secondary Markets
Memphis, TN	3,210	$6,770	$3,124	$3,646	$680.52	96.7%	93.8%	52.6%
Columbus, GA	1,509	$3,323	$1,315	$2,008	$689.71	97.2%	94.2%	72.8%
Jackson, MS	1,241	$2,691	$1,034	$1,657	$705.73	95.0%	94.3%	57.5%
Greenville, SC	1,140	$2,056	$863	$1,193	$562.44	95.1%	93.8%	56.1%
Lexington, KY	924	$2,087	$810	$1,277	$700.24	96.2%	95.2%	58.7%
Little Rock, AR	808	$1,709	$676	$1,033	$666.48	95.4%	95.8%	53.6%
Savannah, GA	526	$1,411	$526	$885	$809.57	97.7%	95.7%	60.1%
All Other Secondary	10,322	$22,794	$9,321	$13,473	$685.63	96.7%	94.4%	59.1%
Subtotal	19,680	$42,841	$17,669	$25,172	$682.46	96.5%	94.3%	58.6%

Operating Same Store	38,233	$87,201	$36,234	$50,967	$713.75	96.3%	94.0%	57.2%

Revenue Straight-line Adjustment (2)		$(601)		$(601)
Total Same Store		$86,600		$50,366

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED MARCH 31, 2010 (PRIOR QUARTER) AND THREE MONTHS ENDED JUNE 30, 2009 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	0.4%	-1.2%	-3.6%	-0.7%	3.9%	-1.6%	-0.8%	-0.6%	-0.4%	-4.0%
Jacksonville, FL	0.8%	-3.0%	1.8%	8.0%	0.1%	-9.3%	-0.5%	-0.4%	-0.8%	-5.2%
Atlanta, GA	1.6%	-1.2%	3.9%	-0.6%	0.0%	-1.6%	-1.1%	1.9%	-0.1%	-4.8%
Houston, TX	2.2%	-3.8%	-9.3%	-7.3%	12.9%	-1.0%	-0.1%	1.2%	-0.6%	-5.8%
Nashville, TN	3.9%	-2.1%	7.2%	6.4%	1.9%	-7.1%	1.1%	1.1%	-0.1%	-4.5%
Austin, TX	2.3%	-0.3%	-4.0%	0.8%	8.1%	-1.1%	0.1%	1.5%	0.0%	-5.0%
Tampa, FL	2.6%	0.7%	-0.7%	-7.5%	4.8%	6.9%	0.1%	1.3%	-1.0%	-4.2%
Raleigh/Durham, NC	-1.6%	-3.4%	5.9%	3.4%	-5.2%	-6.6%	0.2%	1.5%	0.2%	-4.6%
South Florida	4.6%	1.0%	0.5%	9.0%	6.9%	-2.8%	0.6%	1.2%	0.4%	-0.5%
Phoenix, AZ	1.3%	-2.1%	9.3%	1.9%	-7.5%	-6.8%	0.2%	3.5%	1.6%	-6.8%
Orlando, FL	-2.7%	-4.2%	-3.1%	-5.7%	-2.4%	-3.1%	-1.4%	-1.4%	-1.1%	-6.5%
Subtotal	1.6%	-1.8%	-0.6%	0.3%	3.4%	-3.3%	-0.2%	0.8%	-0.3%	-4.7%

Secondary Markets
Memphis, TN	1.7%	-0.2%	4.7%	0.5%	-0.7%	-0.8%	-0.2%	0.0%	-0.1%	-0.7%
Columbus, GA	0.6%	-3.2%	-0.5%	-2.7%	1.3%	-3.5%	0.4%	1.0%	-1.1%	-3.2%
Jackson, MS	-1.5%	-1.5%	7.0%	4.3%	-6.2%	-4.8%	-1.4%	-1.6%	-0.1%	0.1%
Greenville, SC	4.7%	-0.7%	1.9%	2.1%	6.8%	-2.6%	-0.8%	1.1%	1.4%	-4.3%
Lexington, KY	2.7%	4.5%	5.9%	-1.1%	0.8%	8.4%	-1.4%	1.2%	0.3%	-2.8%
Little Rock, AR	-0.2%	-1.2%	3.8%	3.7%	-2.6%	-4.1%	-0.5%	-3.4%	0.6%	0.0%
Savannah, GA	1.4%	-3.7%	-1.1%	1.2%	2.9%	-6.3%	-0.6%	-1.0%	-0.4%	-4.6%
All Other Secondary	1.6%	1.2%	2.3%	0.8%	1.2%	1.4%	-0.2%	1.3%	0.1%	-2.6%
Subtotal	1.5%	0.2%	2.9%	0.8%	0.5%	-0.1%	-0.3%	0.6%	0.0%	-2.2%

Operating Same Store	1.6%	-0.8%	1.0%	0.5%	1.9%	-1.7%	-0.3%	0.7%	-0.2%	-3.5%

Including revenue straight-line adjustment:
Total Same Store	0.8%	-1.4%			0.7%	-2.7%

Mid-America Apartment Communities, Inc.	August 5, 2010	Supplemental Data S-4

SAME STORE Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS  As of June 30, 2010 unless otherwise noted

		Three Months Ended June 30, 2010
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,184	$7,111	$3,207	$3,904	$664.30	95.5%	94.2%	54.0%
Jacksonville, FL	2,947	$6,935	$2,811	$4,124	$746.18	96.5%	94.1%	55.6%
Atlanta, GA	2,943	$7,142	$3,172	$3,970	$742.45	95.9%	91.5%	55.6%
Houston, TX	2,646	$6,502	$2,875	$3,627	$762.80	95.6%	94.3%	65.5%
Nashville, TN	1,855	$4,597	$1,927	$2,670	$743.08	97.1%	95.1%	54.9%
Austin, TX	1,776	$4,329	$2,006	$2,323	$721.18	95.8%	93.5%	58.3%
Tampa, FL	1,120	$3,050	$1,233	$1,817	$810.41	97.8%	95.4%	45.4%
Raleigh/Durham, NC	834	$2,062	$752	$1,310	$776.48	96.2%	95.1%	48.2%
South Florida	480	$1,920	$664	$1,256	$1,247.28	97.9%	97.0%	47.1%
Phoenix, AZ	480	$985	$563	$422	$679.65	90.6%	85.0%	60.2%
Orlando, FL	288	$621	$249	$372	$698.63	97.6%	90.0%	50.7%
Subtotal	18,553	$45,254	$19,459	$25,795	$746.95	96.1%	93.7%	55.8%

Secondary Markets
Memphis, TN	3,210	$6,960	$3,314	$3,646	$680.52	96.7%	93.8%	52.6%
Columbus, GA	1,509	$3,436	$1,427	$2,009	$689.71	97.2%	94.2%	72.8%
Jackson, MS	1,241	$2,815	$1,158	$1,657	$705.73	95.0%	94.3%	57.5%
Greenville, SC	1,140	$2,148	$956	$1,192	$562.44	95.1%	93.8%	56.1%
Lexington, KY	924	$2,087	$810	$1,277	$700.24	96.2%	95.2%	58.7%
Little Rock, AR	808	$1,709	$676	$1,033	$666.48	95.4%	95.8%	53.6%
Savannah, GA	526	$1,432	$546	$886	$809.57	97.7%	95.7%	60.1%
All Other Secondary	10,322	$23,291	$9,819	$13,472	$685.63	96.7%	94.4%	59.1%
Subtotal	19,680	$43,878	$18,706	$25,172	$682.46	96.5%	94.3%	58.6%

Operating Same Store	38,233	$89,132	$38,165	$50,967	$713.75	96.3%	94.0%	57.2%

Revenue Straight-line Adjustment (2)		$(601)		$(601)
Total Same Store		$88,531		$50,366

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED MARCH 31, 2010 (PRIOR QUARTER) AND THREE MONTHS ENDED JUNE 30, 2009 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	0.6%	0.3%	-3.2%	2.7%	3.9%	-1.6%	-0.8%	-0.6%	-0.4%	-4.0%
Jacksonville, FL	0.8%	-3.0%	1.8%	8.0%	0.1%	-9.3%	-0.5%	-0.4%	-0.8%	-5.2%
Atlanta, GA	1.9%	1.7%	4.3%	6.2%	0.0%	-1.6%	-1.1%	1.9%	-0.1%	-4.8%
Houston, TX	2.5%	-1.4%	-8.3%	-1.9%	13.0%	-1.0%	-0.1%	1.2%	-0.6%	-5.8%
Nashville, TN	4.6%	0.9%	8.7%	14.6%	1.9%	-7.1%	1.1%	1.1%	-0.1%	-4.5%
Austin, TX	2.4%	2.4%	-3.5%	6.9%	8.0%	-1.1%	0.1%	1.5%	0.0%	-5.0%
Tampa, FL	3.8%	1.9%	2.4%	-4.6%	4.8%	6.8%	0.1%	1.3%	-1.0%	-4.2%
Raleigh/Durham, NC	-1.4%	-1.1%	6.1%	10.4%	-5.2%	-6.6%	0.2%	1.5%	0.2%	-4.6%
South Florida	4.6%	1.0%	0.5%	9.0%	6.9%	-2.8%	0.6%	1.2%	0.4%	-0.5%
Phoenix, AZ	1.9%	0.0%	10.2%	5.8%	-7.5%	-6.8%	0.2%	3.5%	1.6%	-6.8%
Orlando, FL	-2.7%	-4.2%	-3.1%	-5.7%	-2.4%	-3.1%	-1.4%	-1.4%	-1.1%	-6.5%
Subtotal	1.9%	0.0%	0.1%	4.7%	3.4%	-3.3%	-0.2%	0.8%	-0.3%	-4.7%

Secondary Markets
Memphis, TN	2.8%	2.6%	7.0%	6.5%	-0.7%	-0.8%	-0.2%	0.0%	-0.1%	-0.7%
Columbus, GA	2.1%	0.1%	3.3%	5.5%	1.3%	-3.5%	0.4%	1.0%	-1.1%	-3.2%
Jackson, MS	-1.4%	3.1%	6.2%	16.9%	-6.2%	-4.8%	-1.4%	-1.6%	-0.1%	0.1%
Greenville, SC	4.4%	3.8%	1.6%	13.1%	6.7%	-2.7%	-0.8%	1.1%	1.4%	-4.3%
Lexington, KY	2.7%	4.5%	5.7%	-1.1%	0.9%	8.4%	-1.4%	1.2%	0.3%	-2.8%
Little Rock, AR	-0.2%	-1.2%	3.8%	3.7%	-2.6%	-4.1%	-0.5%	-3.4%	0.6%	0.0%
Savannah, GA	1.5%	-2.3%	-0.9%	5.0%	3.0%	-6.2%	-0.6%	-1.0%	-0.4%	-4.6%
All Other Secondary	2.4%	3.2%	4.1%	5.9%	1.2%	1.4%	-0.2%	1.3%	0.1%	-2.6%
Subtotal	2.2%	2.6%	4.4%	6.5%	0.5%	-0.1%	-0.3%	0.6%	0.0%	-2.2%

Operating Same Store	2.0%	1.3%	2.2%	5.6%	1.9%	-1.7%	-0.3%	0.7%	-0.2%	-3.5%

Including revenue straight-line adjustment:
Total Same Store	1.3%	0.7%			0.7%	-2.7%

Mid-America Apartment Communities, Inc.	August 5, 2010	Supplemental Data S-5

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended	Trailing
	June 30, 2010	4 Quarters
Net income attributable to Mid-America Apartment Communities, Inc.	$6,660	$31,996
Depreciation	24,943	98,639
Interest expense	13,993	56,277
Loss on debt extinguishment	-	2
Amortization of deferred financing costs	648	2,423
Net casualty gain and other settlement proceeds	(102)	(805)
Gain on sale of non-depreciable assets	-	(15)
Gain on sale of discontinued operations	2	(2,060)
EBITDA	$46,144	$186,457

	Three Months Ended June 30,
	2010		2009
EBITDA/Debt Service	3.19	x	3.22	x
Fixed Charge Coverage (1)	2.76	x	2.71	x
Total Debt as % of Total Gross Assets	48%		50%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

OTHER DATA

PER SHARE DATA	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Dividend paid per common share	$0.615	$0.615	$1.230	$1.230

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common - quarterly	$0.6150	7/30/2010	7/15/2010
Preferred Series H - quarterly	$0.51875	6/23/2010	6/11/2010

PREFERRED STOCK	Number of	Liquidation	Total	Earliest
	Shares Issued	Preference	Liquidation	Optional
	and Outstanding	per Share	Value	Call Date
8.30% Series H Cumulative Redeemable
Preferred Stock	3,099,999	$25.00	$77,499,975	8/11/2008

On July 6, 2010, Mid-America Apartment Communities, Inc. announced the redemption of all of the issued and outstanding shares of the 8.30% Series H Cumulative Redeemable Preferred Stock. For details on the redemption, please refer to the Form 8-K filed on July 6, 2010 which includes a copy of the press release.

Mid-America Apartment Communities, Inc.	August 5, 2010	Supplemental Data S-6

DEBT AS OF JUNE 30, 2010
Dollars in thousands

DEBT OUTSTANDING SUMMARIES
		Average
		Years to
	Principal	Contract	Effective
	Balance	Maturity	Rate
Conventional - Fixed Rate or Swapped	$905,845	3.5	5.3%
Tax-free - Fixed Rate or Swapped	37,235	6.6	4.7%
Conventional - Variable Rate (1)	157,829	3.9	1.1%
Conventional - Variable Rate - Capped (2)	197,936	5.8	0.9%
Tax-free - Variable Rate - Capped (2)	64,350	1.7	1.1%
Total Debt Outstanding	$1,363,195	3.7	4.0%

(1)  Includes a $15 million mortgage with an imbedded cap at a 7% rate.
(2)  When capped rates are not reached, the average rate represents the rate on the underlying variable debt.

	Line	Amount	Amount
	Limit	Collateralized	Borrowed
Fannie Mae Credit Facilities	$1,044,429	$1,044,429	$949,833
Freddie Mac Credit Facilities	300,000	298,247	298,247
Regions Credit Facility	50,000	41,953	-
Other Borrowings	115,115	115,115	115,115
Total Debt	$1,509,544	$1,499,744	$1,363,195

CONTRACT MATURITIES

	Line Limit
	Credit Facilities
	Fannie Mae	Freddie Mac	Regions	Other	Total
2010	$-	$-	$-	$-	$-
2011	80,000	100,000	-	-	180,000
2012	80,000	-	50,000	-	130,000
2013	203,193	-	-	-	203,193
2014	321,236	200,000	-	18,041	539,277
2015	120,000	-	-	52,564	172,564
Thereafter	240,000	-	-	44,510	284,510
Total	$1,044,429	$300,000	$50,000	$115,115	$1,509,544

SWAPS AND FIXED RATE MATURITIES

	Swap Balances				Total
		SIFMA		Fixed Rate		Contract
	LIBOR	(formerly BMA)	Fannie Mae	Balances	Balance	Rate
2010	$50,000	$8,365	$-	$-	$58,365	6.0%
2011	158,000	-	-	-	158,000	5.2%
2012	150,000	17,800	-	-	167,800	5.1%
2013	190,000	-	-	-	190,000	5.2%
2014	144,000	-	-	18,041	162,041	5.7%
2015	75,000	-	-	37,364	112,364	5.6%
Thereafter	-	-	50,000	44,510	94,510	5.1%
Total	$767,000	$26,165	$50,000	$99,915	$943,080	5.3%